UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 10, 2006



                              TASKER PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)


         Nevada                        0-32019                   88-0426048
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              39 Old Ridgebury Road
                           Danbury, Connecticut 06810
                    (Address of principal executive offices)


                  Registrant's telephone number: (203) 730-4350


                              TASKER CAPITAL CORP.
          (Former Name or Former Address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

             Tasker Products Corp. Second Quarter Financial Results

Revenues for the second quarter were $537,000 compared with $244,000 in the second quarter of last year. The Company incurred a net loss for the second quarter of $(33.7) million or $(0.32) per share, which includes an impairment charge for goodwill and identifiable intangible assets of $30.2 million and a $1.1 million expense of stock-based compensation as a result of accounting rules that Tasker adopted on January 1, 2006. Excluding these items, non-GAAP net loss for the second quarter was $(2.4) million or $(0.02) per share. This compares to a net loss of $(3.7) million or $(0.06) per share, in the second quarter of last year. There was no difference between GAAP and non-GAAP net loss, in the second quarter of last year.

Revenues for the six months ended June 30, 2006 were $758,000 compared with $305,000 in the same period last year. Net loss for the six months ended June 30, 2006 was $(38.6) million or $(0.38) per share, which includes an impairment charge for goodwill and identifiable intangible assets of $30.2 million and a $2.8 million expense of stock-based compensation as a result of accounting rules that Tasker adopted on January 1, 2006. Excluding these items, non-GAAP net loss for the six months ended June 30, 2006 was $(5.6) million or $(0.05) per share. This compares to a non-GAAP net loss of $(6.5) million or $(0.11) per share, in the same period of last year, which excludes $484,000 of stock-based compensation expense.

Tasker has presented supplemental non-GAAP financial measures as part of this report on form 8-K. The non-GAAP financial measures exclude certain items, specifically impairment of goodwill and identifiable intangible assets and stock based compensation expense. The presentation of this information should not be regarded as an alternative to GAAP net loss as an indicator of operating performance, nor should it be considered in isolation to, or as a substitute for, the financial results presented in accordance with GAAP. Tasker believes that these supplemental non-GAAP financial measures are useful to investors because it allows for an evaluation of the company's operations. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies. A reconciliation of non-GAAP net loss to GAAP net loss is provided below:



     ---------------------------------------- -------------------------------- --- ------------------------------
                                                    Three Months Ended                   Six Months Ended
                                                         June 30,                             June 30,
     ---------------------------------------- -------------------------------- --- ------------------------------
                                                     2006             2005              2006              2005
     ---------------------------------------- ---------------    -------------     -------------     ------------
                                                                        (in thousands)
     ---------------------------------------- -------------------------------------------------------------------
     GAAP Net loss                            $    (33,688)      $    (3,713)      $   (38,613)      $   (6,997)
     ---------------------------------------- ---------------    -------------     -------------     ------------
     Impairment of goodwill and
     intangible assets                              30,152               ---            30,152              ---
     ---------------------------------------- ---------------    -------------     -------------     ------------
     Stock based compensation expense                1,125               ---             2,831              484
     ---------------------------------------- ---------------    -------------     -------------     ------------
     Non-GAAP Net loss                        $     (2,411)      $    (3,713)      $    (5,630)       $  (6,513)
     ---------------------------------------- ===============    =============     =============     ============



ABOUT TASKER PRODUCTS
Tasker is a manufacturer, distributor and marketer of products with various applications that use the pHarlo technology. The pHarlo technology utilizes a highly charged and acidified, yet stable and safe, solution that enables copper sulfate, a compound with bacteriostatic properties, to remain active throughout a wide range of pH values. The Company currently markets Close Call(R), an oral hygiene breath drink, Unifresh(R) Footbath, a grooming aid product for dairy cows, and Pacific Blue(TM) Seafood Spray, an antibacterial spray for retail seafood counters. Tasker Products Corp. is headquartered in Danbury, Connecticut. To be added to the news distribution list or to present any questions, send an email to tasker@wallstreetir.com. Additional information about Tasker is also available at www.taskerproducts.com.

CAUTIONARY LANGUAGE
This report on form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events. These statements involve estimates, assumptions, known and unknown risks, uncertainties and performances, or achievements expressed or implied by the forward-looking statement. Actual future results and trends may differ materially from those made in or suggested by any forward-looking statements due to a variety of factors, including, for example, our ability to obtain new financing and/or generate revenue growth in the near future; our history of losses; our limited experience in the marketing of our products; our ability to compete with other products in our market space; and the risk of unfavorable federal regulation. Consequently you should not place undue reliance on these forward-looking statements. We discuss these and other risks and uncertainties in greater detail in the filings we make with the Securities and Exchange Commission, including under the section entitled, "Risk Factors" in the Company's Annual Report on Form 10-KSB and the Quarterly Report of form 10-Q.

                     TASKER PRODUCTS CORP. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands except per share data)


                                                                    THREE MONTHS ENDED
                                                                         JUNE 30,
                                                          --------------------------------------
                                                                2006                      2005
                                                          -----------------   ------------------

Revenues                                                  $            537    $            244
Cost of goods sold                                                     145                  84
                                                          -----------------   ------------------
Gross margin                                                           392                 160
                                                          -----------------   ------------------
Expenses
   Selling, general & administrative                                 2,860               3,158
   Product development                                                 514                 620
   Depreciation and amortization                                       579                  25
   Impairment of goodwill and intangible asset                      30,152                  --
                                                          -----------------   ------------------
Total expenses                                                      34,105               3,803
                                                          -----------------   ------------------

Loss from operations                                               (33,713)             (3,643)
                                                          -----------------   ------------------

   Other income (expense):
     Interest income                                                   100                  44
     Interest expense                                                  (22)                (42)
     Liquidated damages                                                (49)                (62)
     Other                                                              (4)                (10)
                                                          -----------------   ------------------
Total other expense, net                                                25                 (70)
                                                          -----------------   ------------------

Net loss                                                  $        (33,688)   $          (3,713)
                                                          ==================  ==================

Net loss per common share, basic and diluted              $          (0.32)   $           (0.06)
                                                          ==================  ==================


                     TASKER PRODUCTS CORP. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands except per share data)


                                                                     SIX MONTHS ENDED
                                                                         JUNE 30,
                                                          --------------------------------------
                                                                2006                      2005
                                                          -----------------   ------------------


Revenues                                                  $            758    $            305
Cost of goods sold                                                     213                 110
                                                          -----------------   ------------------
Gross margin                                                           545                 195
                                                          -----------------   ------------------

Expenses
   Selling, general & administrative                                 6,941               6,032
   Product development                                                 889                 986
   Depreciation and amortization                                     1,154                  37
   Impairment of goodwill and intangible asset                      30,152                  --
                                                          -----------------   ------------------
Total expenses                                                      39,136               7,055
                                                          -----------------   ------------------

Loss from operations                                               (38,591)             (6,860)
                                                          -----------------   ------------------

   Other income (expense):
     Interest income                                                   138                  90
     Interest expense                                                  (49)               (155)
     Liquidated damages                                               (136)                (62)
     Loss on disposal of vehicle                                       (50)                 --
     Other                                                              75                 (10)
                                                          -----------------   ------------------
Total other expense, net                                               (22)               (137)
                                                          -----------------   ------------------

Net loss                                                  $        (38,613)  $          (6,997)
                                                          ==================  ==================

Net loss per common share, basic and diluted              $          (0.38)  $           (0.11)
                                                          ==================  ==================


                     TASKER PRODUCTS CORP. AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands except per share data)


                                                              June 30,          December 31,
ASSETS                                                          2006                2005
                                                          -----------------   ------------------

Current assets:
   Cash and cash equivalents                              $            367    $          1,037
   Marketable securities                                             3,700                  --
   Accounts receivable, net of allowance for doubtful
     accounts of $51 and $80 as of June 30, 2006
     and December 31, 2005, respectively                               265                 155
   Notes receivable                                                    701                 654
   Inventories, net of reserve of $0 and $75 as of
     June 30, 2006 and December 31, 2005, respectively               1,342               1,351
   Prepaid expenses & other current assets                             211                 192
                                                          -----------------   ------------------
   Total current assets                                              6,586               3,389

Property and equipment, net                                          1,437               1,525
Investment in equity investee                                          656                 665
Intangible assets, net                                               8,300              21,562
Goodwill                                                            23,764              41,677
Deposit, net                                                            39                  36
                                                          ------------------  ------------------
   Total assets                                           $         40,782    $         68,854
                                                          ==================  ==================


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Convertible debentures                                 $             --    $            194
   Accounts payable                                                  1,161               1,740
   Notes payable - acquisition of IRL                                  446                 446
   Other accrued liabilities                                         1,487               1,612
                                                          -----------------   ------------------
   Total current liabilities                                         3,094               3,992
                                                          -----------------   ------------------

Long-term liabilities:
   Notes payable - shareholders                                        457                 444
   Notes payable - acquisition of IRL                                  595               1,077
   Other long term liabilities                                          47                  53
                                                          -----------------   ------------------
   Total long-term liabilities                                       1,099               1,574
                                                          -----------------   ------------------

Stockholders' equity:
   Common stock, $0.001 par value; 300,000 shares
     authorized; 105,002 and 89,167 shares issued and
     outstanding as of  June 30, 2006 and December 31,
     2005, respectively                                                105                  89
   Additional paid-in capital                                      101,163              89,265
   Accumulated deficit                                             (64,679)            (26,066)
                                                          -----------------   ------------------
   Total stockholders' equity                                       36,589              63,288
                                                          -----------------   ------------------
   Total liabilities and stockholders' equity             $         40,782    $         68,854
                                                          ==================  ==================


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2006


                                        TASKER PRODUCTS CORP.



                                        By:  /s/Stathis Kouninis
                                            ------------------------------------
                                             Stathis Kouninis
                                             Chief Financial Officer